EXHIBIT 10(C)

                    SECOND AMENDMENT TO THE SCOTTS COMPANY
         ASSOCIATES' [EMPLOYEES'] PENSION PLAN DATED DECEMBER 5, 1995

                     AND EFFECTIVE AS OF DECEMBER 31, 1995

                               SECOND AMENDMENT

                                      TO

                              THE SCOTTS COMPANY
                           ASSOCIATES' PENSION PLAN

     WHEREAS, The Scotts Company ("Scotts") merged with Stern's Miracle-Gro Products, Inc. in 1995; and

     WHEREAS, Stern's Miracle-Gro Products, Inc. subsequently changed its name to Scotts' Miracle-Gro Products, Inc. ("Miracle-Gro"); and

     WHEREAS, Scotts sponsors The Scotts Company Associates' Pension Plan (the "Scotts Pension Plan"); and

     WHEREAS, Miracle-Gro sponsors the Stern's Miracle-Gro Products, Inc. Defined Benefit Pension Plan (the "Miracle-Gro Pension Plan"); and

     WHEREAS, the Miracle-Gro Pension Plan is being merged into the Scotts Pension Plan as of December 31, 1995; and

     WHEREAS, Scotts wants to amend the Scotts Pension Plan to reflect the merger;

     NOW, THEREFORE, effective as of December 31, 1995, the Scotts Pension Plan shall be amended as follows:

1. The definition of "Appendix C" shall be added to Section 1 of the Scotts Pension Plan:

          "APPENDIX C" shall mean an attachment to the Plan describing the additional terms and options applicable to former participants in the Stern's Miracle-Gro Products, Inc. Defined Benefit Pension Plan.

2. The definition of "Eligible Employee" in Section 1 of the Scotts Pension Plan shall be amended to provide as follows:

            "ELIGIBLE  EMPLOYEE"  shall mean an  Employee  who is: (a) working with The Scotts product line; (b) in corporate management or administration of The Scotts Company; or (c) effective December 31,
      1995, working with the Miracle-Gro product line. Notwithstanding, persons (i) whose terms and conditions of employment are determined by collective bargaining with a third party, with respect to whom inclusion in this Plan has not been provided for in the collective bargaining agreement setting forth those terms and conditions of employment; (ii) who are nonresident aliens described in Section 410(b)(3)(C) of the Code; or (iii) who are leased employees within the meaning of Section 414(n)(2) of the Code, are not Eligible Employees.

3.    A new Section 4.12 shall be added to the Scotts Pension Plan as follows:

          4.12 MERGER OF STERN'S MIRACLE-GRO PRODUCTS, INC. DEFINED BENEFIT PENSION PLAN

      The additional terms and options in Appendix C shall apply to the benefit of a former participant in the Stern's Miracle-Gro Products, Inc. Defined Benefit Pension Plan.

4.    Appendix C shall be added to the Scotts Pension Plan as follows:

                                  APPENDIX C

MERGER

      Effective as of December 31, 1995, the Stern's Miracle-Gro Products, Inc. Defined Benefit Pension Plan (the "Miracle-Gro Pension Plan") is

      merged into this Plan. On and after such date:

     (a) Assets and liabilities of the Miracle-Gro Pension Plan shall be transferred to this Plan.

     (b) Each person entitled to receive benefits from the Miracle-Gro Pension Plan shall be entitled to receive such benefits from this Plan.

     (c) Each participant in the Miracle-Gro Pension Plan who is employed by Miracle-Gro on December 31, 1995 shall become a Member of this Plan on December 31, 1995. Such persons are referred to herein as "Miracle-Gro Transferees."

      ACCRUED BENEFIT

     (a) The Accrued Benefit of a Miracle-Gro Transferee shall be the greater of:

            (i) the benefit he would receive determined as if: (A) years of participation credited under the Miracle-Gro Pension Plan are Years of Benefit Service under this Plan; and (B) compensation paid by Miracle-Gro is Compensation under this Plan; or

            (ii) the sum of: (A) the Member's accrued benefit under the Miracle-Gro Pension Plan, taking into account service and compensation through December 31, 1995; plus (B) the Member's Accrued Benefit under this Plan, taking into account Years of Benefit Service and Compensation after December 31, 1995.

      (b) The Accrued Benefit of a former participant in the Miracle-Gro Pension Plan who terminated employment before December 31, 1995 shall be his accrued benefit under the Miracle-Gro Pension Plan, taking into account service and compensation through December 31, 1995.

      ELIGIBILITY AND VESTING

      (a) For a Miracle-Gro Transferee, all years of service under the Miracle-Gro Pension Plan shall count as Years of Eligibility Service and Years of Vesting Service under this Plan. The Accrued Benefit of a Miracle-Gro Transferee with five or more Years of Vesting Service shall be fully vested and nonforfeitable. If a Miracle-Gro Transferee has less than five years of service under the Miracle-Gro Pension Plan as of December 31, 1995, then his transferred accrued benefit shall continue to vest under the schedule which was in effect under the Miracle-Gro Pension Plan, until he has five Years of Vesting Service, as follows:

     YEARS OF VESTING        VESTED PERCENTAGE

          SERVICE

        less than 2                  0%
             2                      20%
             3                      40%
             4                      60%
         5 or more                 100%

      (b) The vesting of a former participant in the Miracle-Gro Pension Plan who terminated employment before December 31, 1995 shall be governed by the terms of the Miracle-Gro Pension Plan as in effect when he terminated employment.

      FORMS AND TIMING OF DISTRIBUTION

     (a) A former participant in the Miracle-Gro Pension Plan may elect to have the portion of his Accrued Benefit, equal to his accrued benefit under the Miracle-Gro Pension Plan as of December 31, 1995, paid in a lump sum or other optional form of benefit permitted under Part Two of the Miracle-Gro Pension Plan, to the extent permitted by current law.

     (b) A former participant in the Miracle-Gro Pension Plan may elect to defer payment of the portion of his Accrued Benefit equal to his accrued benefit under the Miracle-Gro Pension Plan as of December 31, 1995. However, the entire interest of the individual must be distributed, or begin to be distributed, no later that the individual's required beginning date. The required beginning date of a retired or active individual is the first day of April following the calendar year in which such individual attains age 70-1/2, except as otherwise elected in accordance with Section 2.08 of Part Two of the Miracle-Gro Pension Plan (applicable to pre-TEFRA Section 242 elections).

     (c) The remainder of an individual's Accrued Benefit shall be paid under the terms of this Plan.

      IN WITNESS WHEREOF, The Scotts Company has caused this Amendment to be executed as of the 5th day of December, 1995.

                                     THE SCOTTS COMPANY

                                     By:   /S/ ROBERT A. STERN
                                           Robert A. Stern, Vice President -
                                           Human Resources

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